MGD P1 11/23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED NOVEMBER 28, 2023

TO THE PROSPECTUS DATED MAY 1, 2023, AS AMENDED AUGUST 16, 2023,

AND TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MAY 1, 2023, OF

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (THE “FUND”)

1) The following sentences are added to the end of the section titled “Fund Summaries – Portfolio Managers” of the Fund’s Prospectus:

Effective February 29, 2024, Katrina Dudley is anticipated to step down as portfolio manager to the Fund. At that time, Ms. Dudley will transition to a role with the Public Markets Investments organization with Franklin Templeton.

2) The following sentences are added to the end of the section titled “Fund Details – Management” of the Fund’s Prospectus:

Effective February 29, 2024, Katrina Dudley is anticipated to step down as portfolio manager to the Fund. At that time, Ms. Dudley will transition to a role with the Public Markets Investments organization with Franklin Templeton.

3) The following footnote is added to all references to Katrina Dudley with respect to the Fund in the section of the Fund’s SAI titled “Management and Other Services – Portfolio Managers”:

*   Effective February 29, 2024, Katrina Dudley is anticipated to step down as portfolio manager to the Fund. At that time, Ms. Dudley will transition to a role with the Public Markets Investments organization with Franklin Templeton.

Please retain this supplement for future reference